EXHIBIT 99.4


                           UNIVERSAL CARD MASTER TRUST
                                ANNUAL STATEMENT
                                  SERIES 1996-2
                     FOR THE PERIOD ENDING DECEMBER 31, 1999


      Pursuant to the Pooling and Servicing Agreement dated as of August 1, 1995 (hereinafter as such agreement may have been or may be from time to time, amended or otherwise modified, the "Pooling and Servicing Agreement"), among Universal Card Services Corp. ("UCS") as Servicer, Universal Bank, N.A. ("UB"), as Transferor, and Bankers Trust Company, as trustee (the 'Trustee'), as supplemented by the Series 1996-2 Supplement dated as of 06/30/96 (the "Supplement") among UCS, UB and the Trustee, as Servicer is required to prepare certain information each Period regarding current distributions to the Series 1996-2 Certificateholders and the performance of the Universal Card Master Trust (the "Trust") during the year. The information which is required to be prepared with respect to the performance of the Trust during the period of 1/01/99 - 12/31/99 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1996-2 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Annual Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Supplement.


 A)     Information regarding distribution in respect of the Class A
        Certificates per $1,000 original certificate principal amount.

        (1) The total amount of the
        distribution in respect of Class A
        Certificates, per $1,000 original
        certificate principal amount                                                     $1,020.90876666
                                                                                         ---------------
        (2) The amount of the distribution set
        forth in paragraph 1 above in respect
        of interest on the Class A Certificates,
        per $1,000 original certificate
        principal amount                                                                    $20.90876666
                                                                                            ------------
        (3) The amount of the distribution set
        forth in paragraph 1 above in respect
        of principal of the Class A Certificates,
        per $1,000 original certificate
        principal amount                                                                       $1,000.00
                                                                                               ---------

 B)     Class A Investor Charge Offs and
        Reimbursement of Charge Offs

        (1) The amount of Class A Investor
        Charge Offs                                                                                $0.00
                                                                                                   -----
        (2) The amount of Class A Investors
        Charge Offs set forth in paragraph 1
        above, per $1,000 original certificate
        principal amount                                                                           $0.00
                                                                                                   -----
        (3) The total amount reimbursed in
        respect of Class A Investor Charge
        Offs                                                                                       $0.00
                                                                                                   -----
        (4) The amount set forth in paragraph
        3 above, per $1,000 original
        certificate principal amount                                                               $0.00
                                                                                                   -----
        (5) The amount, if any, by which the
        outstanding principal balance of the
        Class A Certificates exceeds the Class
        A Invested Amount after giving effect
        to all transactions on such
        Distribution Date                                                                          $0.00
                                                                                                   -----

 C)     Information regarding distributions in respect of the Class B
        Certificates, per $1,000 original certificate principal amount

        (1) The total amount of the distribution
        in respect of Class B Certificates,
        per $1,000 original certificate
        principal amount                                                                  1,021.48821115
                                                                                          --------------
        (2) The amount of the distribution
        set forth in paragraph 1 above in
        respect of interest on the Class B
        Certificates, per $1,000 original
        certificate principal amount                                                         21.48821115
                                                                                             -----------
        (3) The amount of the distribution
        set forth in paragraph 1 above in
        respect of principal of the Class B
        Certificates, per $1,000 original
        certificate principal amount                                                           $1,000.00
                                                                                               ---------

 D)     Amount of reductions in Class B Invested Amount pursuant to clauses (c),
        (d), and (e) of the definition of Class B Invested Amount

        (1) The amount of reductions in Class B
        Invested Amount pursuant to clauses (c),
        (d), and (e) of the definition of Class B
        Invested Amount                                                                            $0.00
                                                                                                   -----
        (2) The amount of reductions in the
        Class B Invested Amount set forth in
        paragraph 1 above, per $1,000
        original certificate principal amount                                                      $0.00
                                                                                                   -----

        (3) The total amount reimbursed in
        respect of such reductions in the
        Class B Invested Amount                                                                    $0.00
                                                                                                   -----
        (4) The amount set forth in paragraph
        3 above, per $1,000 original
        certificate principal amount                                                               $0.00
                                                                                                   -----
        (5) The amount, if any, by which the
        outstanding principal balance of the
        Class B Certificates exceeds the Class
        B Invested Amount after giving effect
        to all transactions on such
        Distribution Date                                                                          $0.00
                                                                                                   -----

 E)     Information regarding certain distributions to the Collateral Interest
        Holder

        (1) The amount distributed to the
        Collateral Interest Holder in
        respect of interest on the Collateral
        Invested Amount                                                                    $1,544,950.91
                                                                                           -------------
        (2) The amount distributed to the
        Collateral Interest Holder in respect
        of principal on the Collateral
        Invested Amount                                                                            $0.00
                                                                                                   -----

 F)     Amount of reductions in Collateral
        Invested Amount pursuant to clauses
        (c), (d), and (e) of the definition of
        Collateral Invested Amount

        (1) The amount of reductions in the
        Collateral Invested Amount pursuant to
        clauses (c), (d), and (e) of the
        definition of Collateral Invested
        Amount                                                                                     $0.00
                                                                                                   -----
        (2) The total amount reimbursed in
        respect of such reductions in the
        Collateral Invested Amount                                                                 $0.00
                                                                                                   -----



                                 UNIVERSAL CARD SERVICES CORP.,
                                 Servicer

                                 By: /s/    Andrew Lubliner
                                    ----------------------------
                                    Name:   Andrew Lubliner
                                    Title:  Servicing Officer

RECEIVABLES  ---

Beginning of the Period Principal Receivables (01/01/99):                             $14,274,783,458.43
                                                                                      ------------------
Beginning of the Period Finance Charge Receivables (01/01/99):                           $261,689,225.87
                                                                                         ---------------
Beginning of the Period Discounted Receivables:                                                    $0.00
                                                                                                   -----
Beginning of the Period Premium Receivables:                                                       $0.00
                                                                                                   -----
Beginning of the Period Total Receivables (01/01/99):                                 $14,536,472,684.30
                                                                                      ------------------


Removed Principal Recievables:                                                                     $0.00
                                                                                                   -----
Removed Finance Charge Receivables:                                                                $0.00
                                                                                                   -----
Removed Total Receivables:                                                                         $0.00
                                                                                                   -----


Additional Principal Receivables: (2/99)                                               $2,003,285,777.71
                                                                                       -----------------
Additional Finance Charge Receivables: (2/99)                                              $9,610,074.94
                                                                                           -------------
Additional Total Receivables:                                                          $2,012,895,852.65
                                                                                       -----------------


Discounted Receivables Generated this Period:                                                      $0.00
                                                                                                   -----
Premium Receivables Generated this Period:                                                         $0.00
                                                                                                   -----
End of the Period Principal Receivables (05/31/99):                                   $14,183,564,363.99
                                                                                      ------------------
End of the Period Finance Charge Receivables (05/31/99):                                 $306,144,889.07
                                                                                         ---------------
End of the Period Discounted Receivables:                                                          $0.00
                                                                                                   -----
End of the Period Premium Receivables:                                                             $0.00
                                                                                                   -----
End of the Period Total Receivables (05/31/99):                                       $14,489,709,253.06
                                                                                      ------------------


Special Funding Account Balance                                                                    $0.00
                                                                                                   -----
Aggregate Invested Amount (05/31/99 -all Master Trust Series)                         $12,053,750,000.00
                                                                                      ------------------
End of the Period Transferor Amount (05/31/99)                                         $2,435,959,253.06
                                                                                       -----------------


DELINQUENCIES AND LOSSES ---
                                                                                          RECEIVABLES
                                                                                          -----------
End of the Period Delinquencies:  (05/31/99)

   31-60 Days Delinquent                                                                 $149,025,055.57
                                                                                         ---------------
   61-90 Days Delinquent                                                                  $99,944,067.29
                                                                                          --------------
   91+ Days Delinquent                                                                   $174,657,288.65
                                                                                         ---------------

   Total 31+ Days Delinquent                                                             $423,626,411.51
                                                                                         ---------------

Defaulted Accounts During the Period                                                     $287,378,637.13
                                                                                         ---------------

INVESTED AMOUNTS ---

Class A Initial Invested Amount                                      $850,000,000
                                                                     ------------
Class B Initial Invested Amount                                       $80,000,000
                                                                      -----------
Collateral Initial Invested Amount                                    $70,000,000
                                                                      -----------
INITIAL INVESTED AMOUNT                                                                   $1,000,000,000
                                                                                          --------------

Class A Invested Amount                                           $850,000,000.00
                                                                  ---------------
Class B Invested Amount                                            $80,000,000.00
                                                                   --------------
Collateral Invested Amount                                         $70,000,000.00
                                                                   --------------
INVESTED AMOUNT                                                                           $1,000,000,000
                                                                                          --------------

Class A Adjusted Invested Amount                                  $850,000,000.00
                                                                  ---------------
Class B Adjusted Invested Amount                                   $80,000,000.00
                                                                   --------------
Collateral Invested Amount                                         $70,000,000.00
                                                                   --------------
ADJUSTED INVESTED AMOUNT                                                                  $1,000,000,000
                                                                                          --------------

ANNUAL SERVICING FEE                                                                       $8,333,333.33
                                                                                           -------------

INVESTOR DEFAULT AMOUNT                                                                   $19,834,472.95
                                                                                          --------------

GROUP 1 INFORMATION


WEIGHTED AVERAGE CERTIFICATE RATE FOR ALL SERIES                                                    5.16%
IN GROUP 1                                                                                          -----


GROUP 1 INVESTOR FINANCE CHARGE COLLECTIONS                                              $346,807,254.20
                                                                                         ---------------
GROUP 1 INVESTOR ADDITIONAL AMOUNTS                                                                $0.00
                                                                                                   -----
GROUP 1 INVESTOR DEFAULT AMOUNT                                                           $94,213,746.53
                                                                                          --------------
GROUP 1 INVESTOR ANNUAL FEES                                                              $39,583,333.34
                                                                                          --------------
GROUP 1 INVESTOR ANNUAL INTEREST                                                         $101,448,093.62
                                                                                         ---------------


SERIES 1996-2 INFORMATION

SERIES 1996-2 ALLOCATION PERCENTAGE                                                                 8.24%
                                                                                                    -----
SERIES 1996-2 ALLOCABLE FINANCE CHARGE                                                    $84,183,435.44
COLLECTIONS                                                                               --------------

SERIES 1996-2 ADDITIONAL AMOUNTS                                                                   $0.00
                                                                                                   -----
SERIES 1996-2 ALLOCABLE DEFAULTED AMOUNT                                                  $23,693,285.87
                                                                                          --------------
SERIES 1996-2 ANNUAL FEES                                                                  $8,333,333.34
                                                                                           -------------
SERIES 1996-2 ALLOCABLE PRINCIPAL COLLECTIONS                                            $926,187,722.73
                                                                                         ---------------
SERIES 1996-2 REQUIRED TRANSFEROR AMOUNT                                                  $70,000,000.00
                                                                                          --------------
FLOATING ALLOCATION PERCENTAGE                                                                     83.95%
                                                                                                   ------


INVESTOR FINANCE CHARGE COLLECTIONS                                                       $70,585,061.91
                                                                                          --------------
INVESTOR DEFAULT AMOUNT                                                                   $19,834,472.95
                                                                                          --------------
REALLOCATED INVESTOR FINANCE CHARGE COLLECTIONS                                           $72,691,019.59
                                                                                          --------------
PRINCIPAL ALLOCATIONS PERCENTAGE                                                                   83.95%
                                                                                                   ------
AVAILABLE PRINCIPAL COLLECTIONS                                                          $776,309,205.53
                                                                                         ---------------

CLASS A  AVAILABLE FUNDS ---

CLASS A FLOATING PERCENTAGE                                                                        85.00%
                                                                                                   ------
    Class A Floating Percentage of Reallocated                     $61,882,238.63
                                                                   --------------
    Investor Finance Charge Collections
    Other Amounts                                                           $0.00
                                                                            -----
TOTAL CLASS A AVAILABLE FUNDS                                                             $61,882,238.63
                                                                                          --------------

   Class A Annual Interest                                         $17,772,451.66
                                                                   --------------
   Class A Servicing Fee (if applicable)                                    $0.00
                                                                            -----
   Class A Investor Default Amount                                 $16,859,302.01
                                                                   --------------
TOTAL CLASS A EXCESS SPREAD                                                               $27,250,484.96
                                                                                          --------------

CLASS A REQUIRED AMOUNT                                                                            $0.00
                                                                                                   -----

CLASS B AVAILABLE FUNDS ---


CLASS B FLOATING PERCENTAGE                                                                         8.00%
                                                                                                    -----

CLASS B AVAILABLE FUNDS                                                                    $5,815,281.57
                                                                                           -------------

   Class B Annual Interest                                          $1,719,056.89
                                                                    -------------
   Class B Servicing Fee (if applicable)                                    $0.00
                                                                            -----
TOTAL CLASS B EXCESS SPREAD                                                                $4,096,224.68
                                                                                           -------------

COLLATERAL AVAILABLE FUNDS --


COLLATERAL FLOATING PERCENTAGE                                                                      7.00%
                                                                                                    -----

COLLATERAL AVAILABLE FUNDS                                                                 $5,088,371.37
                                                                                           -------------
   Collateral Interest Servicing Fee (if  applicable)                                              $0.00
                                                                                                   -----
TOTAL COLLATERAL EXCESS SPREAD                                                             $5,088,371.37
                                                                                           -------------

EXCESS SPREAD ---


TOTAL EXCESS SPREAD                                                                       $36,435,081.01
                                                                                          --------------

Excess Spread Applied to Class A Required Amount                                                   $0.00
                                                                                                   -----
Excess Spread Applied to Class A Investor Charge                                                   $0.00
Offs                                                                                               -----

Excess Spread Applied to Class B Required Amount                                           $1,586,757.83
                                                                                           -------------
Excess Spread Applied to Reductions of Class B                                                     $0.00
Invested Amount pursuant to clauses (c), (d) and (e)                                               -----


Excess Spread Applied to Collateral Annual                                                 $1,544,950.90
Interest                                                                                   -------------

Excess Spread Applied to Unpaid Annual                                                     $8,333,333.34
Servicing Fee                                                                              -------------

Excess Spread Applied Collateral Default Amount                                            $1,388,413.10
                                                                                           -------------
Excess Spread Applied to Reductions of                                                             $0.00
Collateral Invested Amount Pursuant to Clauses                                                     -----
(c), (d) and (e)

Excess Spread Applied to Reserve Account                                                           $0.00
                                                                                                   -----
Excess Spread Applied to Other Amounts Owed to                                                     $0.00
Collateral Interest Holder                                                                         -----


TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR OTHER EXCESS ALLOCATION SERIES                                                        $23,581,625.83
                                                                                          --------------

EXCESS FINANCE CHARGES COLLECTIONS


TOTAL EXCESS FINANCE CHARGE COLLECTIONS                                                  $643,403,578.42
FOR ALL ALLOCATION SERIES                                                                ---------------


SERIES 1996-2 EXCESS FINANCE CHARGE COLLECTIONS ---


EXCESS FINANCE CHARGE COLLECTIONS                                                                  $0.00
ALLOCATED TO SERIES 1996-2                                                                         -----


Excess Finance Charge Collections Applied to                                                       $0.00
Class A Required Amount                                                                            -----

Excess Finance Charge Collections Applied to                                                       $0.00
Class A Investor Charge Offs                                                                       -----

Excess Finance Charge Collections Applied to                                                       $0.00
Class B Required Amount                                                                            -----

Excess Finance Charge Collections Applied to                                                       $0.00
Reductions of Class B Invested Amount Pursuant                                                     -----
to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                       $0.00
Collateral Annual Interest                                                                         -----

Excess Finance Charge Collections Applied to                                                       $0.00
Unpaid Annual Servicing Fee                                                                        -----

Excess Finance Charge Collections Applied to                                                       $0.00
Collateral Default Amount                                                                          -----

Excess Finance Charge Collections Applied to                                                       $0.00
Reductions of Collateral Invested Amount                                                           -----
Pursuant to Clauses (c), (d) and (e)

Excess Finance Charge Collections Applied to                                                       $0.00
Reserve Account                                                                                    -----

Excess Finance Charge Collections Applied to                                                       $0.00
Other Amounts Owed to Collateral Interest Holder                                                   -----


YIELD, BASE, EXCESS SPREAD RATE---


AVERAGE BASE RATE FOR THE PERIOD                                                                    7.05%
                                                                                                    -----

AVERAGE SERIES ADJUSTED PORTFOLIO                                                                  12.71%
YIELD FOR THE PERIOD                                                                               ------


AVERAGE EXCESS SPREAD RATE FOR THE PERIOD                                                           5.66%
                                                                                                    -----

PRINCIPAL COLLECTIONS---


CLASS A PRINCIPAL PERCENTAGE                                                                       85.00%
                                                                                                   ------
   Class A Principal Collections                                  $659,862,824.70
                                                                  ---------------

CLASS B PRINCIPAL PERCENTAGE                                                                        8.00%
                                                                                                    -----
   Class B Principal Collections                                   $62,104,736.44
                                                                   --------------

COLLATERAL PRINCIPAL PERCENTAGE                                                                     7.00%
                                                                                                    -----
   Collateral Principal Collections                                $54,341,644.38
                                                                   --------------

AVAILABLE PRINCIPAL COLLECTIONS                                   $776,309,205.52
                                                                  ---------------

REALLOCATED PRINCIPAL COLLECTIONS                                                                  $0.00
                                                                                                   -----

SERIES 1996-2 PRINCIPAL SHORTFALL                                                                  $0.00
                                                                                                   -----

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                                                  $0.00
PRINCIPAL SHARING SERIES                                                                           -----

ACCUMULATION ---

Controlled Accumulation Amount                                              $0.00
                                                                            -----
Deficit Controlled Accumulation Amount                                      $0.00
                                                                            -----
CONTROLLED DEPOSIT AMOUNT                                                                          $0.00
                                                                                                   -----

PRINCIPAL FUNDING ACCOUNT BALANCE                                                                  $0.00
                                                                                                   -----

SHARED PRINCIPAL COLLECTIONS ELIGIBLE FOR OTHER                                          $776,309,205.53
PRINCIPAL SHARING SERIES                                                                 ---------------


INVESTOR CHARGE OFFS AND REIMBURSEMENTS--


CLASS A INVESTOR CHARGE OFFS                                                                       $0.00
                                                                                                   -----
REDUCTIONS IN CLASS B INVESTED AMOUNT  (OTHER THAN                                                 $0.00
BY PRINCIPAL PAYMENTS)                                                                             -----

REDUCTIONS IN COLLATERAL INVESTED AMOUNT (OTHER                                                    $0.00
THAN BY PRINCIPAL PAYMENTS)                                                                        -----


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                                            $0.00
                                                                                                   -----
PREVIOUS CLASS B INVESTED AMOUNT REDUCTIONS                                                        $0.00
REIMBURSED                                                                                         -----


PREVIOUS COLLATERAL INVESTED AMOUNT REDUCTIONS                                                     $0.00
REIMBURSED                                                                                         -----


                                 UNIVERSAL CARD SERVICES CORP.,
                                 Servicer

                                 By: /s/    Andrew Lubliner
                                    ----------------------------
                                    Name:   Andrew Lubliner
                                    Title:  Servicing Officer